Principal Funds, Inc.
Supplement dated September 17, 2018
to the Statement of Additional Information dated June 15, 2018
(as supplemented on June 25, 2018 and July 30, 2018)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective November 1, 2018, in the table under Contractual Limits on Total Fund Operating Expenses, delete the row for Blue Chip and replace with the following:

Fund	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5	Expiration
Blue Chip	N/A	N/A	N/A	0.71%	N/A	N/A	N/A	N/A	N/A	12/30/2019
Effective November 1, 2018, in the table under Contractual Management Fee Waivers, add the following row for Blue Chip:

Contractual Fee Waivers
Fund	Waiver	Expiration
Blue Chip	0.10%	12/30/2020

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